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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  JANUARY 9, 2006
                                                           ---------------


                              OVERHILL FARMS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   001-16699                   75-2590292
----------------------------        ----------                  ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

       2727 EAST VERNON AVENUE, VERNON, CALIFORNIA                    90058
------------------------------------------------------------------------------
                (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code            (323) 582-9977
                                                  --------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS.

         The Company hereby sets forth an updated Description of Capital Stock in Exhibit 99 to this Form 8-K, which exhibit is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Shell Company Transactions.
                  ---------------------------

                  Not applicable.

         (d)      Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  99       Description of Capital Stock updated January 9, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2006           OVERHILL FARMS, INC.

                                 By: /S/ JOHN L. STEINBRUN
                                     ------------------------------------------
                                     John L. Steinbrun, Chief Financial Officer


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                         EXHIBITS FILED WITH THIS REPORT

Number   Description
------   -----------

99       Description of Capital Stock updated January 9, 2006


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